                     SCHEDULE OF EXECUTED LEASE AGREEMENTS
                        SHOWING MATERIAL VARIATIONS FROM
                            FORM OF LEASE AGREEMENT

                             (AS OF MARCH 31, 1998)

                         (Dollar Amounts in Thousands)

                                                                                                     Annual
                                                                                                  Percentage Rent
                                                                                                  ---------------
Hotel Location/Franchise/                                                                                               Suite
-------------------------                                         Commencement      Annual         First   Second      Revenue
Manager (1)                          Lessor (2)    Lessee (3)         Date       Base Rent (4)    Tier(5)  Tier(6)   Breakpoint (4)
-----------                          ----------    ----------    --------------  -------------   --------  -------   -------------

Dallas (Park Central), TX                -                        7/28/94          1,477           17%     65%       $3,590

Jacksonville, FL                         -                        7/28/94            882           17%     65%        3,490

Nashville, TN                            -                        7/28/94          1,667           17%     65%        4,290

Orlando (North), FL                      -                        7/28/94          1,571           19%     65%        2,650

Orlando (South), FL                      -                        7/28/94          1,413           17%     65%        4,580

Tulsa, OK                                -                        7/28/94          1,268           19%     65%        2,770

New Orleans, LA                          -                        12/1/94          1,960           19%     65%        4,290

Flagstaff, AZ                            -                        2/15/95            570           17%     65%        1,160

Dallas (Love Field), TX (7)              -                        3/29/95          1,836           17%     65%        3,060

Boston-Marlborough, MA                   -                        6/30/95            720           19%     65%          940

Corpus Christi, TX                      (8)                       7/19/95          1,000           17%     65%        1,495

Brunswick, GA                            -                        7/19/95          1,000           17%     65%        1,350

Chicago-Lombard, IL                     (9)                        8/1/95          1,900           17%     65%        3,270

Burlingame (SF Airport), CA            (10)                       11/6/95          3,147           17%     65%        3,174

Minneapolis (Airport) MN               (10)                       11/6/95          2,778           17%     65%        2,138

Minneapolis (Downtown), MN             (10)                      11/15/95          1,387           17%     65%        2,091

St. Paul, MN                           (11)                      11/15/95          1,085           17%     65%        3,115

Boca Raton, FL (11)                    (10)                      11/15/95            654           17%     65%        1,421

Tampa (Busch Gardens), FL (11)         (10)                      11/15/95            786           17%     65%        1,287

Cleveland, OH                          (10)                      11/17/95          1,258           17%     65%        4,929

Anaheim, CA                            (10)                        1/3/96          1,272           17%     65%        2,062

Baton Rouge, LA                        (10)                        1/3/96          1,204           17%     65%        2,281

Birmingham, AL                         (10)                        1/3/96          1,898           17%     65%        1,273
-------------------------------------------------------------------------------------------------------------------------------


                                                                                                     Annual
                                                                                                  Percentage Rent
                                                                                                  ---------------
Hotel Location/Franchise/                                                                                               Suite
-------------------------                                         Commencement      Annual         First   Second      Revenue
Manager (1)                          Lessor (2)    Lessee (3)         Date       Base Rent (4)    Tier(5)  Tier(6)   Breakpoint (4)
-----------                          ----------    ----------    --------------  -------------   --------  -------   -------------


Deerfield Beach, FL                    (10)                          1/3/96        2,163            17%      65%        2,568

Ft. Lauderdale, FL                     (10)                          1/3/96        3,228            17%      65%        1,969

Miami (Airport), FL                    (10)                          1/3/96        2,222            17%      65%        2,882

Milpitas, CA                           (10)                          1/3/96        2,143            17%      65%        1,402

Phoenix (Camelback), AZ                (10)                          1/3/96        2,812            17%      65%        1,428

South San Francisco (SF Airport),      (10)                          1/3/96        1,876            17%      65%        3,103
CA

Piscataway, NJ                           -                          1/10/96        1,355            17%      65%        3,574

Lexington, KY (12)                       -                          1/10/96        1,149            17%      65%        2,135

Beaver Creek, CO                         -                          2/20/96          375            17%      65%        2,284

Boca Raton, FL                           -                          2/28/96        1,368            17%      65%        3,670

Los Angeles (LAX), CA                  (14)                         3/27/96        1,600            17%      65%        4,130

Mandalay Beach, CA                     (10)                          5/8/96        1,927            17%      65%        2,909

Napa, CA                               (10)                          5/8/96        1,215            17%      65%        3,145

Deerfield, IL (14)                       -             (16)         6/20/96        1,743            17%      65%        2,505

San Rafael, CA                         (18)            (16)         7/18/96        2,107            17%      65%        2,917

Parsippany, NJ                         (19)            (16)         7/31/96        2,440            17%      65%        3,930

Charlotte, NC                          (20)            (16)         9/12/96        2,200            17%      65%        3,353

Indianapolis, IN                       (21)            (16)         9/12/96        1,470            17%      65%        2,794

Atlanta (Buckhead), GA                   -             (16)        10/17/96        3,667            17%      65%        3,872

Myrtle Beach, SC                         -             (16)         12/5/96        1,963            17%      65%        6,236

San Antonio, TX                        (22)            (17)          2/1/97        1,400            17%      65%        2,474

Raleigh, NC                            (23)            (17)          2/1/97        2,100            17%      65%        2,711

Overland Park, KS                      (24)            (17)          2/1/97        1,600            17%      65%        2,114

Secaucus, NJ                           (25)            (17)          2/1/97        2,400            17%      65%        4,788

Kansas City, MO                        (26)            (17)          2/1/97        2,100            17%      65%        2,976

Covina, CA                             (27)            (17)          2/1/97          900            17%      65%        3,066

Austin, TX                             (28)            (17)          2/1/97        2,200            17%      65%        2,378

Atlanta (Perimeter Center), GA         (29)            (17)          2/1/97        2,300            17%      65%        2,949

                                                                                                     Annual
                                                                                                  Percentage Rent
                                                                                                  ---------------
Hotel Location/Franchise/                                                                                               Suite
-------------------------                                         Commencement      Annual         First   Second      Revenue
Manager (1)                          Lessor (2)    Lessee (3)         Date       Base Rent (4)    Tier(5)  Tier(6)   Breakpoint (4)
-----------                          ----------    ----------    --------------  -------------   --------  -------   -------------

Bloomington, MN (12)                                 (17)            2/1/97         1,800           17%       65%        2,468

Omaha, NE (12)                                       (17)            2/1/97         1,400           17%       65%        1,703

Los Angeles (LAX North), CA                          (17)           2/18/97         1,669           17%       65%        3,176

Dana Point, CA (12)                                  (30)           2/20/97           992           17%       65%  2,211 (1997)
                                                                                                                   1,983 (1988)

Anne Arundel County                 (31)             (30)           3/20/97 (33)    1,900           17%       65%         2,536
(BWI), MD (12)

Troy, MI (12)                       (32)             (30)           3/20/97 (33)    2,100           17%       65%         1,936

Austin, TX (12)                     (32)             (30)           3/20/97 (33)    1,900           17%       65%         1,961

San Antonio, TX                     (34)             (17)           5/16/97         1,773           17%       65%         3,640

Nashville, TN                                        (35)           6/05/97           900           17%       65%         1,585

Dallas (Market Center), TX                           (17)           6/30/97         2,300           17%       65%         2,896

Syracuse, NY                                         (17)           6/30/97         1,400           17%       65%         3,245

Atlanta (Galleria), GA (33) (37)                     (36)           6/30/97         2,155           17%       65%         3,777

College Park (Atlanta Airport),                      (36)           6/30/97         2,426           17%       65%         5,033
GA (33) (40)

Dallas (Park Central), TX (32)                       (36)           6/30/97         5,091           17%       65%         6,490
(40)

Rosemont (O'Hare Airport), IL                        (36)           6/30/97         3,522           17%       65%         2,760
(33) (37)

Phoenix (Crescent), AZ (32) (40)                     (36)           6/30/97         2,908           17%       65%         6,218

Durham, NC (11)                                      (35)           7/28/97         1,700           17%       65%         1,900

Lake Buena Vista, FL (11)                            (35)           7/28/97         2,900           17%       65%         2,272

Tampa (Rocky Point), FL (11)                         (35)           7/28/97         1,700           17%       65%         1,939

Philadelphia Society Hill, PA (33)  (38)             (36)           9/30/97         3,834           17%       65%         5,220

Burlington, VT (40)                  (2)             (39)           12/4/97         2,252           17%       65%         3,181

Dayton, OH (12)                      (2)             (35)          12/30/97           797           17%       65%         1,331

Columbus, OH (12)                    (2)             (35)            2/6/98         1,534           17%       65%         1,900

Wilmington, OH                      (32)             (30)           3/20/98           901           17%       65%   2,284 (1998)
                                                                                                                    2,195 (1999)
                                                                                                                          -2001)
                                                                                                                    2,506 (2002)
Denver, CO                          (32)             (30)           4/14/98         1,759           17%       65%         2,712

--------------------
         (1) Unless otherwise noted, the hotels under each Lease Agreement are operated as Embassy Suites(R) Hotels under a commitment or license agreement with Promus Hotels, Inc., and the Manager as defined in each Lease Agreement is Promus Hotels, Inc. or an affiliate thereof.

         (2) Unless otherwise noted, Lessor as defined in each Lease Agreement is FelCor Suites Limited Partnership
                  ("Partnership").

         (3) Unless otherwise noted, Lessee as defined in each Lease Agreement is DJONT Operations, L.L.C., a Delaware limited liability company.

         (4) The amount shown represents the amount set forth in each Lease Agreement as the annual Base Rent and the threshold suite revenue amount. Both of these amounts are subject to adjustment for changes in the consumer price index and may not represent the actual amount currently required under each Lease Agreement.

         (5) Represents percentage of suite revenue payable as Percentage Rent up to suite revenue breakpoint.

         (6) Represents percentage of suite revenue payable as Percentage Rent in excess of suite revenue breakpoint.

         (7) The Manager as defined in this Lease Agreement is American General Hospitality, Inc.

         (8)      The Lessee is FCOAM Inc.

         (9) The Lessor as defined in this Lease Agreement is Embassy/GACL Lombard Venture, a joint venture between the Partnership and Promus Hotels, Inc.

         (10) The Lessor as defined in these Lease Agreements is FelCor/CSS Holdings, L.P., of which the Partnership is a 99% limited partner.

         (11) The Lessor as defined in this Lease Agreement is FelCor/St. Paul Holdings, L.P., of which the Partnership is a 99% limited partner and another subsidiary of the Company is a 1% general partner.

         (12) The hotels under these Lease Agreements are operated as Doubletree Guest Suites(R) Hotels; the Manager as defined in these Lease Agreements is DT Management, Inc.

         (13) The hotel under this Lease Agreement is operated as a Hilton Suites(R) Hotel under a franchise or license agreement with Hilton Inns, Inc., and the Manager as defined in this Lease Agreement is American General Hospitality, Inc.

         (14) The Lessor as defined in this Lease Agreement is Los Angeles International Airport Hotel Associates, a limited partnership of which the Partnership is the sole general partner and of which the Partnership has an approximate 97 % partnership interest.

         (15) The Manager as defined in this Lease Agreement is Coastal Hotel Group, Inc.

         (16) The Lessee as defined in the Lease Agreement for these hotels is DJONT Leasing, L.L.C., a Delaware limited liability company, pursuant to an assignment of the applicable Lease Agreement from DJONT Operations, L.L.C.

         (17) The Lessee as defined in the Lease Agreement for these hotels is DJONT Leasing, L.L.C., a Delaware limited liability company.

         (18) The Lessor as defined in this Lease Agreement is MHV Joint Venture, a joint venture between the Partnership and Promus Hotels, Inc.

         (19) The Lessor as defined in this Lease Agreement is Embassy/Shaw Parsippany Venture, a joint venture between the Partnership and Promus Hotels, Inc.

         (20) The Lessor as defined in this Lease Agreement is E.S. Charlotte, a Minnesota limited partnership, of which the Partnership owns a 49% limited partner interest and FelCor/CSS Hotels, L.L.C., a Delaware limited liability company, owns a 1% general partner interest.

         (21) The Lessor as defined in this Lease Agreement is E.S. North, a Indiana Limited Partnership, an Indiana limited partnership, of which the Partnership owns a 49% limited partner interest and FelCor/CSS Hotels, L.L.C., a Delaware limited liability company, owns a 1% general partner interest.

         (22) The Lessor as defined in this Lease Agreement is EPT San Antonio Limited Partnership, of which the Partnership owns 49% and FelCor Eight Hotels, L.L.C. ("FelCor Eight") owns 1%.

         (23) The Lessor as defined in this Lease Agreement is EPT Raleigh Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

         (24) The Lessor as defined in this Lease Agreement is EPT Overland Park Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

         (25) The Lessor as defined in this Lease Agreement is EPT Meadowlands Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

         (26) The Lessor as defined in this Lease Agreement is EPT Kansas City Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

         (27) The Lessor as defined in this Lease Agreement is EPT Covina Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

         (28) The Lessor as defined in this Lease Agreement is EPT Austin Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

         (29) The Lessor as defined in this Lease Agreement is EPT Atlanta-Perimeter Center Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

         (30) The Lessee as defined in the Lease Agreement for this hotel is FCH/DT Leasing, L.L.C., a Delaware limited liability company.

         (31) The Lessor as defined in the Lease Agreement is FCH/DT BWI Holdings, L.P., a Delaware limited partnership.

         (32) The Lessor as defined in these Lease Agreements is FCH/DT Holdings, L.P., a Delaware limited partnership.

         (33) The Lease is for a term of 15 years and contains an automatic renewal provision, pursuant to which the Lease shall be extended for an additional five-year term if the corresponding Management Agreement is extended pursuant to the terms thereof for an additional five-year period.

         (34) The Lessor is Promus/FelCor San Antonio Venture, a Texas general partnership.

         (35) The Lessee is FCH/DT Leasing II, L.L.C., a Delaware limited liability company.

         (36) The Lessee is FCH/SH Leasing, L.L.C., a Delaware limited liability company.

         (37) The hotel under this Lease Agreement is operated as a Sheraton Suites Hotel.

         (38) The Lessor is FCH/Society Hill, L.P., a Pennsylvania limited partnership.

         (39) The Lessee is FCH/SH Leasing II, L.L.C., A Delaware limited liability company.

         (40) The hotel under this Lease Agreement is operated as a Sheraton(R) Hotel.